                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported)   March 14, 2006

                                    SPSS Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


    Delaware                  000-22194                       36-2815480
--------------------------------------------------------------------------------
(State or Other               (Commission                   (I.R.S. Employer
Jurisdiction of               File Number)                 Identification No.)
Incorporation)

 233 South Wacker Drive, Chicago, Illinois                        60606
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                       (Zip Code)

                                 (312) 651-3000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01: OTHER EVENTS.


As previously disclosed by SPSS Inc., SPSS, Jack Noonan, SPSS's President and Chief Executive Officer, and Edward Hamburg, SPSS's former Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary, were named as defendants in a lawsuit filed in the United States District Court for the Northern District of Illinois under the caption Fred Davis, Individually and On Behalf of All Others Similarly Situated v. SPSS Inc., Jack Noonan and Edward Hamburg. On March 14, 2006, the United States District Court for the Northern District of Illinois dismissed, with prejudice, all of the claims against SPSS, Mr. Noonan and Dr. Hamburg. The plaintiffs have 30 days from the entry of the Court's judgment to file a notice of appeal.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SPSS INC.

                                    By: /s/ Erin R. McQuade
                                       -----------------------------------------
                                       Erin R. McQuade
                                       Vice President, Associate General Counsel
                                       and Assistant Secretary


Dated: March 17, 2006


                                       3